© 2014 ATI. All Rights Reserved. September 2014 Exhibit 99.1 Creating Long-Term Value Creating Long-Term Value Thru Relentless Innovation Thru Relentless Innovation

2 © 2014 ATI All Rights Reserved.
Forward-Looking Statements
This presentation contains forward-looking statements. Actual results may differ materially from results anticipated in the forward-looking statements. These and additional risk factors are described from time to time in the Company’s filings with the
Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2013.
September  2014

3 © ATI 2014. All Rights Reserved.
Our Vision:
Building the World’s Best
Specialty Materials Company
Our Commitment:
Creating Long-Term Value
Thru Relentless Innovation
Our Values:
•
•
•
•
•
•
•
•
Our Principles:
1.
2.
3.
4.
5.
September  2014
Integrity
Dignity and Respect
Innovation
Cooperation, Accountability
and Teamwork
Ethical Behavior
Safety, Health and Sustainability
Product Quality
Diversity, Creativity and Learning
Be the Best at Creating Value for Strategic
Customers
Deliver Compound-Annual Growth in Diversified
Global Markets
Leverage our Technical and Manufacturing
Leadership and Capabilities
Continuously improve all aspects of our business
with focus on safety, quality, cost and sustainability
Attract, develop, challenge, and create
opportunities for talented and diverse people who
share a commitment to our Core Values

4 © 2014 ATI All Rights Reserved.
Diversified Markets – First Half 2014
Percentage of ATI’s Sales of $2.1 Billion
Aerospace & Defense
34%
Oil & Gas/Chemical
Process Industry 17%
Medical 5%
67% Key Growth
Markets
Construction/Mining 7%
Transportation 4%
Electrical Energy 11%
Food Equipment & Appliances 6%
Conversion & Other 3%
Automotive 10%
Jet Engine 16%
Airframe 11%
Government/Defense 7%
Down-hole, Subsea, Topside
Downstream processing
Unconventional
Desalination
Power generation
Power distribution
Surgical implants
Joint replacement systems
MRI superconducting
magnets
Electronics/Computers/Communication 3%
September  2014

5 © 2014 ATI All Rights Reserved.
Diversified Products – First Half 2014
Percentage of ATI’s Sales of $2.1 Billion
Stainless Plate & Other 3%
Precision & Engineered
Strip 13%
Grain-oriented
Electrical Steel 4%
September  2014
Zirconium &  Related
Alloys 6%
Precision Forgings, Castings &
Components 13%
Titanium & Titanium Alloys
15%
Nickel-based Alloys &
Specialty Alloys 26%
77% High-Value
Products
Specialty Stainless Sheet 11%
Stainless Sheet 9%

© 2014 ATI All Rights Reserved.
Capital Expenditures 2004-2014 Forecast
We Are Near the End of this Extraordinary Spending Cycle
September  2014
$0
$100
$200
$300
$400
$500
$600
$700
2004 2005
2006 2007 2008 2009 2010 2011 2012
2013 2014P
2013 Was Peak of Capital Spending
6

7 © 2014 ATI All Rights Reserved.
Hot-Rolling and Processing Facility (HRPF)
Commissioning in 2014
Designed to provide unsurpassed
capability and versatility
•
o
Nickel-based alloys and
specialty alloys
o
Titanium and titanium alloys
o
Precision Rolled Strip®
products
o
Grain-oriented electrical steel
•
o
Coupled with DRAP = short
cycle time
GOES Coil with
Automated Marking
Finished T-304 coil before banding
75 inch wide x 1 inch
thick carbon coil
48 inch wide nickel-
based alloy breakdown
September  2014
High-Value Products
Standard Products

Rowley, UT PQ Titanium Sponge Facility Premium-Quality (PQ) Qualification Expected in 2015 September 2014 © 2014 ATI All Rights Reserved. 8

© 2014 ATI All Rights Reserved. 9
Next-Generation Uses Significantly More of our Products
Sources: Airline Monitor,
February 2014 & ATI
Commercial Aircraft Build Rates
B787
GEnx
RR Trent 1000
A350XWB
RR Trent XWB
B737max
CFM Leap
A320neo
CFM Leap
PW 1000G
A330neo*
Trent 7000
*announced
September  2014
0
200
400
600
800
1,000
1,200
1,400
1,600
1,800
2,000
2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018
Airbus Boeing Bombardier Embraer Others Next Gen Aircraft TOTAL

10 © 2014 ATI All Rights Reserved.
Major Engine Programs -
Firm Order Book (June 30, 2014)
Engine Program
Firm Order
Book
CFM56 - 5B 1,488
CFM56 – 7B 3,666
V2500 1,170
CFM LEAP 6,518
PW 1000G 2,326
GEnx 1,076
Trent 1000 476
Trent XWB 1,484
GE 90 546
GE 9X 132
Legacy Single Aisle 6,324
(Boeing 737, Airbus A320)
Future-Gen Single Aisle 8,844
Over 20,000 Large Jet Engines on Firm Order
Source: Aero Engine News 7-14
Boeing 787
Airbus A350XWB
September  2014
(737 Max, A320Neo)

© 2014 ATI All Rights Reserved. 11
Significant Growth for ATI’s New Materials and Components
Commercial Aircraft Engines
Source: ATI Market Outlook, Airline Monitor, Forecast International
Forecast
September  2014
2011 2012 2013E 2014F 2015F 2016F 2017F 2018F
Legacy
Next Generation

12 © 2014 ATI All Rights Reserved.
ATI Technology and Product Innovation
New Alloys and Products – Aerospace
Rene 65 Alloy*
ATI 718Plus® Alloy
ATI 425® Alloy
Titanium aluminides
Nickel-based superalloy powder
& isothermal forgings
Titanium Investment Castings
Powder Metal Net Shapes
Flowform Products
Titanium Fastener Stock
Titanium Extrusions
*GE Aviation alloy
Rene 65 Alloy*
Hot-die Forging
Nickel-based
Superalloy Powder
Isothermal Forging
Pictures from ATI display at
2014 Farnborough Airshow
September  2014

13 © 2014 ATI All Rights Reserved.
Continue Value-Added Product Transformation
(Recent Acquisitions)
ATI Cast Products,
Salem Operations
Aerospace
Oil & Gas
Flowform process
ATI Flowform Products
September 2014

Ladish Co. Customer
Diversification 2010 (Pre-ATI)
Percentage of Ladish’s Sales of $403 Million –
(taken from Ladish Co. Inc. 2010 10K Filing)
ATI Forged Products and ATI Cast
Products Customer Diversification
Larger sales dollars to major OEMs with more
diversification
September  2014
United
Technologies
17%
GE 13%
Other
Customers
44%
Rolls-Royce 26%
$403M
Annual Sales
Leverage ATI’s Strategic Relationships & Vertical Integration
$1B+
Annual
Sales Goal
By 2020
14 © 2014 ATI All Rights Reserved.

15 © 2014 ATI All Rights Reserved.
Cudahy, WI
Portland, IN
Stalowa Wola, Poland
Irvine, CA
Lebanon, KY
Irvine, CA
Stalowa Wola, Poland
East Hartford, CT
Coon Valley, WI
Cudahy, WI
Albany, OR
ATI Forged Products/ATI Cast Products
September  2014
Salem, OR

16
16
Market Cudahy Irvine Portland Lebanon
Stalowa
Wola
Rotating Engine
X X X
Aerospace
X X X X
Oil & Gas
X X X X
Construction & Mining
X X X X
Defense
X X X
Transportation
X X X X
Other
X X X X X
ATI Forged Products Markets
September  2014
© ATI 2014. All Rights Reserved.

17 © 2014 ATI All Rights Reserved.
September  2014
US land based drilling activity 2005 to present
GOM offshore drilling activity 2005 to present
Indications of Oil & Gas Market Recovery
Source: Baker Hughes
0
500
1000
1500
2000
2500
2005 2006 2007 2008 2009 2010 2011 2012 2013 2014
0
20
40
60
80
100
120
2005 2006 2007 2008 2009 2010 2011 2012 2013 2014

© ATI 2014. All Rights Reserved. 18
Innovation for the Oil & Gas Market
•
ATI Datalloy2
®
for
MWD/LWD Housings
•
ATI nickel-based alloys
for completion tools
•
ATI 425
®
Alloy for drill
pipe
•
CRA pipe
•
Leverage HRPF into
OCTG market
September  2014

© 2014 ATI All Rights Reserved. 19
Corrosivity
Higher Temperatures
permitted
316 SS
OmegaBond®
Tubing
Titanium
25-22-2 SS
Bimetallic
Zirconium
Extrusion Bond
Zircadyne
®
702
Inner Tubing
Titanium Grade 3
Outer Tubing
Urea Stripper
Chemical Process Industry Market
Example: Urea Stripper Application
September  2014

20 © 2014 ATI All Rights Reserved.
Automotive Growth Market in U.S.
Growing “Transplant” Domestic Supply Chain
16.4
15.5 15.5
8.8
11.9
13.2
16.2
September  2014
15.9
Source: Automotive News Data Center
0.00
2.00
4.00
6.00
8.00
10.00
12.00
14.00
16.00
18.00
2005 2006 2007 2008 2009 2010 2011 2012 2013
OTHER
VOLKSWAGEN
TOYOTA
SUBARU
NISSAN
MERCEDES
HYUNDAI
HONDA
GM
FORD
CHRYSLER
BMW
13.0
North American Light Vehicle Production by Build (2005-2013)

21 © 2014 ATI All Rights Reserved.
•
Signs of sustainable improvement and demand growth from most of our end markets
•
Growing content on next-generation jet engines and airframes
•
Our investments position ATI to create value for our stockholders as demand grows over the next 3 to 5 years
–
Most capital investments and new alloys are qualified to produce next-generation products
–
HRPF and Rowley sponge facility commissioning and qualification
•
$1.7 billion of capital being commissioned/qualified
–
ROCE 4.3% at June 30, 2014; ROCE goal is 15%
•
Our balance sheet remains strong
•
2014 financial results pressured by start-up/qualification and inventory costs (see slide 24)
Confidence in Long Term
September  2014
Creating Long-Term Value Thru Relentless Innovation

© 2014 ATI. All Rights Reserved. Creating Long-Term Value Creating Long-Term Value Thru Relentless Innovation Thru Relentless Innovation

Additional Information September 2014 © 2014 ATI. All Rights Reserved. Creating Long-Term Value Creating Long-Term Value Thru Relentless Innovation Thru Relentless Innovation

24 © 2014 ATI All Rights Reserved.
2014 Start-Up & Qualification Costs and LIFO/NRV
Q1 Q2 Q3*
Start-Up and Qualification Costs
HRPF start-up costs $2.3 $4.0 $12.0
Titanium sponge PQ qualification $14.8 $11.4 $6.0
Total $17.1 $15.4 $18.0
Inventory Valuation Cost (Benefit)
LIFO $9.0 $28.9 $19.0
NRV Reserve Adjustment $(9.0) $(26.0) -
NRV/LIFO, net $0.0 $2.9 $19.0
*Forecast as of July 22, 2014
LIFO impact on cost of sales is based on estimates of year-end raw materials prices and other assumptions.
All numbers are pre-tax in Millions.
Q2 2014 conference call slide
September  2014

Maturity
Titanium Product and Process Life Cycle
Introduction Growth Decline
VAR
PAM
EB
Hot Deformation
Extrusions
Additive Mfg
ATI 6-4™
Ti-Al
ATI 6-2-4-6™
ATI 425
®
Acid Leach
Sponge
Vacuum Distilled
Sponge
Hunter Process
Near-net Shapes
ATI 8-1-1™
Ti Powder
ATI 6-6-2™
ATI 6-2-4-2™
Fine-Grain Billet
Blisks
Game-changing Innovation
& Sustaining Innovation
ATI’s HRPF
This example is representative
and is not a complete list
Product Form
Alloy
Process
ATI 10-2-3™
Flowform
September  2014
© 2014 ATI All Rights Reserved. 25

© 2014 ATI All Rights Reserved. 26
Maturity
Nickel-based Alloy Product and Process Life Cycle
Introduction Growth Decline
VIM
Hot-die forging
ATI’s HRPF
ATI 718™
ATI 718Plus
®
Isothermal forging
Ni Powder
Fine-Grain Billet
Game-changing Innovation
& Sustaining Innovation
Rene 65
VAR
ESR
Powder near-net shapes
ATI 706™
ATI 720™
ATI H-X™
ATI 901™
This example is representative
and is not a complete list
Product Form
Alloy
Process
TSAF Flowform
September  2014